[IMAGE OF L. ROY PAPP]










                              PAPP FOCUS FUND, INC.
                                 A No-Load Fund



                                  ANNUAL REPORT
                                December 31, 2001










                                                   Managed by:
                                                   L. Roy Papp & Associates, LLP
                                                   6225 North 24th Street
                                                   Suite 150
                                                   Phoenix, AZ  85016
                                                   (602)956-1115 Local
                                                   (800)421-4004
                                                   E-mail: invest@roypapp.com
                                                           --------------
                                                   Web: http://www.roypapp.com
                                                        ----------------------

             COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
              PAPP FOCUS FUND, INC. AND STANDARD & POOR'S 500 STOCK
                        INDEX THROUGH DECEMBER 31, 2001

AVERAGE ANNUAL TOTAL RETURN
                                      1 Year      Since Inception
Papp Focus Fund                      -16.61%                2.61%
Standard & Poor's 500 Stock Index    -11.89%                3.71%

[LINE CHART]

Year            Focus Fund             Standard & Poor's 500 Index
3/2/98          10                     10
1998            13.33                  11.86
1999            13.41                  14.36
2000            13.24                  13.05
2001            11.039                 11.499

            PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE
The investment return and principal value of an investment in the Fund will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. The line graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. This Fund's performance is measured against that of the Standard & Poor's 500 Stock Index, an unmanaged, market-weighted index that includes stocks of 500 of the largest U.S. companies. All values shown include reinvested dividends.

                              PAPP FOCUS FUND, INC.



Dear Fellow Shareholder:

Our Fund was down 16.61% last year. This compares with a decline of 11.89% for the Standard & Poor's 500 Stock Index. Since inception on March 2, 1998 to the end of 2001 we were up 10.39% while the S&P 500 Index was up 14.99

These results confirm the high degree of volatility accompanying a Fund like this which confines its investments to a small number of stocks, a number of which can have difficulties at a given point in time. It also confirms the importance of taking the long-term view when investing in a Fund which is deliberately self-limiting as to the number of stocks which it owns. For a Fund like this to meet the investor's objectives, we believe its shares should be held for at least three to five years. Many of my partners, including myself, have taken this position.

Our Focus Fund does not concentrate its investments on any one industry or group of industries, although we do have substantial investments either in technology or in companies that benefit greatly from advances in technology. We also have significant investments in companies that are among the leaders in medical technology. We continue to strongly believe that the strength of American industry lies in its creativeness, capital formation capabilities, and ability to adapt to changing conditions worldwide.

For these reasons, most of the companies in our portfolio have worldwide operations and most of them are either technology companies or large users of technology. Of course, many of these companies have suffered from declining sales and earnings abroad as the recession in our own economy spread to countries with a much smaller economic base. However, we firmly believe that these disruptions are short-term in nature, and that globalization is a fact that will guide our own economy and that of other nations for many years to come.

We also insist that our portfolio companies be of good quality which means that they have real sales and earnings and that most of them have no or only a small amount of debt. We have carefully avoided the dot.com and biotechnology companies which had rising sales but no earnings and were so favored by day traders and other speculators in late 1999 and early 2000. We have also avoided the "story" stocks like Enron for the simple reason that their operations were not understandable.

These are the reasons we believe that the truly long-term investor who is willing to accept the short-term volatility necessarily associated with this Fund, will enjoy a successful investment experience.

                                                           Warmest regards,



                                                           L. Roy Papp, Chairman
                                                           February 1, 2002


                             PAPP FOCUS FUND, INC.
                       SCHEDULE OF PORTFOLIO INVESTMENTS
                               DECEMBER 31, 2001

                                                                                       Number                  Fair
                                     Common Stocks                                  of Shares                 Value
-------------------------------------------------------------------------------------------------------------------
FINANCIAL SERVICES (18.7%)
   American International Group
(Major international insurance holding company)                                         1,350              $107,190
   Fiserv, Inc.
(Provides data processing, information management and
outsourcing services to the financial services industry)                                3,000               126,960
   State Street Corporation
(Provider of U.S. and global securities custodial services)                             4,100               214,225
                                                                                                           --------
                                                                                                            448,375
                                                                                                           --------
SEMICONDUCTORS & EQUIPMENT (9.7%)
   Applied Materials, Inc.*
      (Developer, manufacturer, and marketer of
       semiconductor manufacturing systems)                                             2,900               116,290
   Intel Corporation
(Manufacturer of microprocessors, microcontrollers, and
memory chips)                                                                           3,700               116,365
                                                                                                           --------
                                                                                                            232,655
                                                                                                           --------
SOFTWARE (9.1%)
   Microsoft Corporation *
(Personal computer software)                                                            3,300               218,691
                                                                                                           --------

INVESTMENT MANAGEMENT (8.7%)
   T. Rowe Price Associates, Inc.
(No-load mutual fund company)                                                           6,000               208,380
                                                                                                           --------

PHARMACEUTICAL (6.4%)
   Merck & Company, Inc.
(Prescription pharmaceuticals)                                                          2,600               152,880
                                                                                                           --------

MEDICAL PRODUCTS (6.2%)
   Medtronic, Inc.
(Manufacturer of implantable biomedical devices)                                        2,900               148,509
                                                                                                           --------

BIOTECHNOLOGY (5.1%)
   Techne Corporation *
(Producer of biotechnology products)                                                    3,300               121,605
                                                                                                           --------

*Non-income producing security
    The accompanying notes are an integral part of this financial statement.

                                       4

                             PAPP FOCUS FUND, INC.
                       SCHEDULE OF PORTFOLIO INVESTMENTS
                               DECEMBER 31, 2001
                                                                                       Number                     Fair
                        Common Stocks (continued)                                   of Shares                    Value
----------------------------------------------------------------------------------------------------------------------
SPECIALTY RETAILING (5.1%)
   Wal-Mart Stores, Inc.
 (Discount retailer)                                                                    2,100              $   120,855
                                                                                                           -----------

CONSUMER PRODUCTS (5.0%)
   Clorox Company
(Manufacturer of bleach and other consumer products)                                    3,000                  118,650
                                                                                                           -----------

FINANCIAL PROCESSING (4.9%)
    Automatic Data Processing, Inc.
     (Provider of computing and data processing services)                               2,000                  117,800
                                                                                                           -----------

TELECOMMUNICATIONS (4.9%)
   Nokia Corporation
      (Manufacturer of wireless handsets)                                               4,800                  117,744
                                                                                                           -----------

ELECTRONIC EQUIPMENT (4.9%)
   Molex, Inc.
(Supplier of interconnection products)                                                  4,300                  116,315
                                                                                                           -----------

COMPUTER EQUIPMENT (3.9%)
   EMC Corporation*
      (Manufacturer of enterprise computer storage systems)                             7,000                   94,080
                                                                                                           -----------


TOTAL COMMON STOCKS - 92.6%                                                                                  2,216,539
CASH AND OTHER ASSETS, LESS LIABILITIES - 7.4%                                                                 175,984
                                                                                                           -----------
NET ASSETS - 100%                                                                                          $ 2,392,523
                                                                                                           ===========

NET ASSET VALUE PER SHARE
(Based on 232,561 shares outstanding at December 31, 2001)                                                 $     10.29
                                                                                                           ===========


*Non-income producing security
    The accompanying notes are an integral part of this financial statement.

                                       5


PAPP FOCUS FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2001


                                     ASSETS

Investment in securities at fair value (original
   cost $ 1,916,934 at December 31, 2001) (Note 1)                  $ 2,216,539
Cash                                                                     61,995
Dividends and interest receivable                                         3,320
Receivable for investment securities sold                               110,669
                                                                    -----------
Total assets                                                        $ 2,392,523
                                                                    ===========




                                   NET ASSETS

Paid-in capital                                                     $ 2,345,678
Accumulated undistributed net investment loss                           (70,821)
Accumulated undistributed net realized loss on investments sold        (181,939)
Net unrealized appreciation on investments                              299,605
                                                                    -----------
Net assets applicable to Fund shares outstanding                    $ 2,392,523
                                                                    ===========



Fund shares outstanding                                                 232,561
                                                                    ===========


Net Asset Value Per Share                                           $     10.29
                                                                    ===========



    The accompanying notes are an integral part of this financial statement.

                             PAPP FOCUS FUND, INC.
                            STATEMENTS OF OPERATIONS
                 FOR THE YEARS ENDED DECEMBER 31, 2001 AND 2000

                                                                                2001              2000
                                                                         -----------       -----------
INVESTMENT INCOME:
Dividends                                                                $    19,238       $    20,987
Interest                                                                       4,906             5,582
Foreign taxes withheld                                                          (173)             --
                                                                         -----------       -----------
Total investment income                                                       23,971            26,569
                                                                         -----------       -----------

EXPENSES:
Management fee (Note 3)                                                       25,713            37,046
Auditing fees                                                                 12,750            10,200
Filing fees                                                                    9,963             7,031
Legal fees                                                                     5,076             5,987
Custodial fees                                                                 3,220             5,970
Transfer agent fees (Note 3)                                                   1,437             1,776
Directors' attendance fees                                                     1,200             1,100
Other fees                                                                       788             1,696
                                                                         -----------       -----------
Total expenses                                                                60,147            70,806
                                                                         -----------       -----------

Less costs reimbursed and fees waived by adviser (Note 3)                    (28,005)          (24,499)
                                                                         -----------       -----------
Net expenses                                                                  32,142            46,307
                                                                         -----------       -----------

Net investment loss                                                           (8,171)          (19,738)
                                                                         -----------       -----------

REALIZED AND UNREALIZED (LOSS)/GAIN
ON INVESTMENTS:
Proceeds from sales of securities                                          1,142,936         2,296,348
Cost of securities sold                                                   (1,324,875)       (2,035,797)
                                                                         -----------       -----------
Net realized (loss)/gain on investments sold                                (181,939)          260,551

Net change in unrealized appreciation on investments                        (337,351)         (256,275)
                                                                         -----------       -----------

   Net realized and unrealized (loss)/gain on investments                   (519,290)            4,276
                                                                         -----------       -----------

DECREASE IN NET ASSETS
    RESULTING FROM OPERATIONS                                            $  (527,461)      $   (15,462)
                                                                         ===========       ===========


   The accompanying notes are an integral part of these financial statements.

                                       7


                             PAPP FOCUS FUND, INC.
                      STATEMENTS OF CHANGES IN NET ASSETS
                 FOR THE YEARS ENDED DECEMBER 31, 2001 AND 2000

                                                                      2001           2000
                                                               -----------    -----------
FROM OPERATIONS:
Net investment loss                                            $    (8,171)   $   (19,738)
Net realized (loss)/gain on investments sold                      (181,939)       260,551
Net change in unrealized appreciation on investments              (337,351)      (256,275)
                                                               -----------    -----------
Decrease in net assets resulting
from operations                                                   (527,461)       (15,462)
                                                               -----------    -----------

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net realized gain on investment securities sold - prior year        (2,135)          --
Net realized gain on investment securities sold                       --         (227,051)
                                                               -----------    -----------

Decrease in net assets resulting from
distributions to shareholders                                       (2,135)      (227,051)
                                                               -----------    -----------

FROM SHAREHOLDER TRANSACTIONS:
Proceeds from sale of shares                                        78,342        121,769
Net asset value of shares issued to shareholders
   in reinvestment of net realized gain on
   investment securities sold                                        1,667        161,140
Payments for redemption of shares                                 (437,513)      (712,168)
                                                               -----------    -----------

Decrease in net assets resulting
from shareholder transactions                                     (357,504)      (429,259)
                                                               -----------    -----------

Total decrease in net assets                                      (887,100)      (671,772)

Net assets at beginning of the period                            3,279,623      3,951,395
                                                               -----------    -----------

Net assets at end of period                                    $ 2,392,523    $ 3,279,623
                                                               ===========    ===========


                                       8


   The accompanying notes are an integral part of these financial statements.


                                       8


                              PAPP FOCUS FUND, INC.
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2001


(1)   SIGNIFICANT ACCOUNTING POLICIES:

Papp Focus Fund, Inc. (the Fund) was incorporated on December 16, 1997 and is registered under the Investment Company Act of 1940 as an open-end, non-diversified management investment company. Operations of the Fund commenced on March 2, 1998. The Fund invests with the objective of long-term capital growth in the common stocks of a relatively small number of companies.

The policies described below are followed by the Fund in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States.

         INVESTMENT IN SECURITIES

For purposes of computing the net asset value of a share of the Fund, securities traded on securities exchanges, or in the over-the-counter market in which transaction prices are reported, are valued at the last sales prices at the time of valuation or, lacking any reported sales on that day, at the most recent bid quotations. Securities for which quotations are not available and any other assets are valued at a fair value as determined in good faith by the Board of Directors.

Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Dividend income is recorded on the ex-dividend date and interest is recorded on the accrual basis. Realized gains and losses from investment transactions and unrealized appreciation or depreciation are calculated on the identified cost basis.

         NET ASSET VALUE, ORDERS, AND REDEMPTIONS

The price per share for a purchase order or redemption request is the net asset value next determined after receipt of the order. The Fund's net asset value per share (NAV) is the value of a single share. It is computed by dividing the market value of a Fund's assets, less its liabilities, by the number of shares outstanding, and rounding the result to the nearest full cent. The NAV is determined as of the close of trading on the New York Stock Exchange, currently 4:00 p.m. Eastern Standard time, on any day on which that Exchange is open for trading.

         USE OF ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

         FEDERAL INCOME TAXES

The Fund's policy is to comply with the requirements of the Internal Revenue Code which are applicable to regulated investment companies. The Code requires that substantially all of the Fund's taxable income, as well as any net realized gain on sales of investments, are to be distributed to the shareholders. The Fund has complied with this policy and, accordingly, no provision for Federal income taxes is required.

At December 31, 2001, the capital loss carryforward for U.S. Federal income tax purposes is $181,939. This amount was incurred during 2001 and, as such, will expire December 31, 2009. The Fund may offset future capital gains with this capital loss carryforward.

         RECLASSIFICATIONS

Certain reclassifications have been made to the prior year statements to conform with current year presentation.


(2)   DIVIDENDS AND DISTRIBUTIONS:

Dividends and capital gain distributions are reinvested in additional shares of the Fund unless the shareholder has requested in writing to be paid by check. Dividends and distributions payable to its shareholders are recorded by the Fund on the ex-dividend date.

On December 26, 2001, a distribution was declared from net realized long-term capital gains of approximately $0.0091 a share aggregating $2,135. The distribution was paid on December 31, 2001, to shareholders of record on December 26, 2001

On December 27, 2000, a distribution was declared from net realized long-term capital gains of approximately $0.8988 a share aggregating $227,051. The distribution was paid on December 29, 2000, to shareholders of record on December 27, 2000.

There were no [significant] differences between the book basis and tax basis of distributions for the years ended December 31, 2001 and 2000.

(3)   TRANSACTIONS WITH AFFILIATES:

The Fund has an investment advisory and management services agreement with L. Roy Papp & Associates, LLP (the Manager). The Manager receives from the Fund, as compensation for its services, a fee accrued daily and payable monthly at an annual rate of 1% of the Fund's net assets. The Manager will reimburse the Fund to the extent the Fund's regular operating expenses during any of its fiscal years exceed 1.25% of its average daily net asset value in such year. A management fee expense reimbursement of $25,713 and $24,499 was required in 2001 and 2000, respectively. Additionally, the manager reimbursed the Fund $2,292 in 2001 for normal operating expenses. The Fund incurred fees of $1,437 and $1,776 in 2001 and 2000, respectively, from the Manager for providing shareholder and transfer agent services.

The Fund's independent directors receive $100 for each meeting of the Board of Directors attended on behalf of the Fund. Certain officers and/or directors of the Fund are also partners of the Manager and shareholders in the Fund. The Fund made no payments to its officers or directors, except to independent directors as stated above.


(4) PURCHASES AND SALES OF SECURITIES:

For the years ended December 31, 2001 and 2000, investment transactions excluding short-term investments were as follows:


                                         2001                      2000
                                   ----------                ----------
Purchases, at cost                   $731,257                $1,641,142
Sales                              $1,142,936                $2,296,348

5)    CAPITAL SHARE TRANSACTIONS:

At December 31, 2001, there were 25,000,000 shares of $.01 par value capital stock authorized. Transactions in capital shares of the Fund were as follows:


                                                     Proceeds            Shares
                                                    ---------           -------
Year ended December 31, 2001
Shares issued                                       $  78,342             7,145
Distributions reinvested                                1,667               161
Shares redeemed                                      (437,513)          (40,251)
                                                    ---------           -------
   Net decrease                                     $(357,504)          (32,945)
                                                    =========           =======

Year ended December 31, 2000
Shares issued                                       $ 121,769             8,762
Distributions reinvested                              161,140            12,891
Shares redeemed                                      (712,168)          (50,728)
                                                    ---------           -------
   Net decrease                                     $(429,259)          (29,075)
                                                    =========           =======

(6)   UNREALIZED APPRECIATION:

For the years ended December 31, 2001 and 2000, unrealized appreciation of portfolio securities for both financial statement and Federal income tax purposes is as follows:

                                                 2001                      2000
                                           ----------                ----------
Fair value                                 $2,216,539                $3,147,508
Original cost                              (1,916,934)               (2,510,552)
                                           ----------                ----------
      Net unrealized appreciation            $299,605                  $636,956
                                           ==========                ==========


As of December 31, 2001, gross unrealized gains on investments in which fair value exceeded cost, totaled $427,723 and gross unrealized losses on investments in which cost exceeded fair value totaled $128,118.

As of December 31, 2000, gross unrealized gains on investments in which fair value exceeded cost totaled $774,336 and gross unrealized losses on investments in which cost exceeded fair value totaled $137,380.

(7)   SELECTED FINANCIAL HIGHLIGHTS:

The following selected per share data has been calculated using revenues and expenses for the periods indicated, divided by the average number of shares outstanding during the periods. The ratios are calculated using the revenues and expenses for the period, divided by the average of the daily net assets of the Fund.




                                                                                                               Period Ended
                                                                  Years ended December 31,                     December 31,
                                                   2001                  2000                      1999              1998(A)
Net asset value, beginning
   of period                                 $    12.35            $    13.41                $    13.33          $    10.00
Income from operations:
      Net investment loss                         (0.08)                (0.09)                    (0.11)              (0.06)
      Net realized and unrealized
        (loss)/gain on investments                (1.97)                (0.07)                     0.19                3.39

          Total from operations                   (2.05)                (0.16)                     0.08                3.33

Less Distributions:
   Distribution of net realized
      gain                                        (0.01)                (0.90)                       --                  --
          Total distributions                     (0.01)                (0.90)                       --                  --

Net asset value, end of period               $    10.29            $    12.35                $    13.41          $    13.33

          Total return                          -16.61%                -1.28%                     0.60%              33.30%

Ratios/Supplemental Data:
   Net assets, end of period                 $2,392,523            $3,279,623                $3,951,395          $4,031,393
   Expenses to average
      net assets (B)                              1.25%                 1.25%                     1.25%               1.25%*
   Investment income to
     average net assets (C)                       0.93%                 0.72%                     0.54%                .70%*
   Portfolio turnover rate                       29.91%                45.72%                    53.85%              50.37%*


*    Annualized

(A)  From the date of commencement of operations (March 2, 1998).

(B) If the Fund had paid all of its expenses and there had been no reimbursement by the investment adviser, this ratio would have been 2.34%, 1.91%, 1.63% and 1.38% for the periods ended December 31, 2001, 2000, 1999 and 1998.

(C) Computed giving effect to investment adviser's expense limitation undertaking.

                                       12


                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS



To the Board of Directors and Shareholders of Papp Focus Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of Papp Focus Fund, Inc., (the Fund) including the schedule of portfolio investments, as of December 31, 2001, and the related statements of operations and changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period ending December 31, 2001 and for the period from commencement of operations (March 2, 1998) through December 31, 1998. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2001, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Papp Focus Fund, Inc. as of December 31, 2001, the results of its operations and changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period ending December 31, 2001 and for the period from commencement of operations (March 2, 1998) through December 31, 1998, in conformity with accounting principles generally accepted in the United States.

                                                     /s/ Arthur Andersen LLP
                                                     Los Angeles, California
                                                     January 17, 2002

                                                   FACTS ABOUT THE FUND


INVESTMENT OBJECTIVE - The Fund, which commenced operations on March 2, 1998, is designed for those long-term investors who wish to invest a portion of their common stock assets in a relatively small number of companies. The Fund purchases the shares of companies that, over time, have shown the ability to substantially increase their earnings.

THE INVESTMENT ADVISER - The Fund's assets are managed by L. Roy Papp & Associates, LLP, the largest investment counseling firm in Arizona, with over $800 million in total assets managed for individuals, trusts, corporations, and charitable and educational institutions. Founded in 1978, the firm is solely in the investment management business. The firm is an independent limited liability partnership. Of its 12 partners, 8 hold the Chartered Financial Analyst (CFA) designation.

EXPERIENCED MANAGEMENT - The securities portfolio of the Fund is managed by L. Roy Papp and Rosellen C. Papp. Mr. Papp, the founder of L. Roy Papp & Associates, LLP, has over 47 years experience in the field of investment management. Prior to founding L. Roy Papp & Associates, LLP, he was a senior partner of a large investment counseling firm in Chicago, Illinois and the United States Director and Ambassador to the Asian Development Bank, Manila, Philippines. He received his M.B.A. degree from the Wharton School, University of Pennsylvania and his A.B. degree from Brown University.

Rosellen C. Papp, the director of research at L. Roy Papp & Associates, LLP, has over 24 years experience in security and financial analysis. She holds a Master of Management degree in finance from the Kellogg Graduate School of Management, Northwestern University and a B.B.A. degree from the University of Michigan. She is a Chartered Financial Analyst and member of the International Society of Financial Analysts.

"PURE" NO-LOAD - The Fund is a "pure" no-load fund in that there are no "loading" charges or sales commissions paid in connection with the purchase of its shares. In addition, there are no deferred sales loads, no redemption fees, and no 12b-1 fees. The Fund's investment adviser receives an annual management fee of 1% which is based on the Fund's average daily net asset value. Other expenses such as auditing charges, legal fees, and custodial expenses are limited to 1/4% of the Fund's average daily net asset value; therefore, the Fund's annual expenses may not exceed 1 1/4%.

SUITABILITY - The Fund is suitable only for long-term investors seeking capital appreciation over time. Included are individuals of most ages, institutional accounts such as pension and profit sharing plans, retirement accounts such as IRA's, educational accounts for young children, and many personal trusts. The Fund is not suitable for those with high current income needs, aggressive investors who desire maximum short-term results and are willing to assume the attendant risks, and those with relatively short time horizons who may require their capital in the near-term.

Management of the Fund

         The Board of Directors has overall responsibility for the conduct of the Fund's affairs. Directors hold office until the next meeting of shareholders called for the election of directors and until their successors are elected and qualified. The Fund is not required to hold meetings of shareholders. The Fund will call a meeting of shareholders for the purpose of voting upon the question of removal of a director or directors when requested in writing to do so by record holders of at least 10% of the Fund's outstanding common shares. Shareholders may remove a director, with or without cause, by the vote of a majority of all the votes entitled to be cast for the election of directors.

         The names of the directors and officers of the Fund, the date each was first elected or appointed to office, their principal business occupations during the last five years, the number of portfolios each oversees and other directorships they hold, are shown below.

                                        DATE FIRST                                          NUMBER OF
                                        ELECTED OR                                     PORTFOLIOS IN FUND
 NAME, POSITION(S) AND AGE AT           APPOINTED  PRINCIPAL OCCUPATION(S) DURING      COMPLEX OVERSEEN BY      OTHER
    JANUARY 1, 2002                     TO OFFICE         PAST FIVE YEARS                     DIRECTOR       DIRECTORSHIPS
--------------------------------------------------------------------------------------------------------------------------
OFFICERS OF THE FUND:
Victoria S. Cavallero, CFA [43]            1997     Partner, L. Roy Papp &                      NA                NA
Vice President                                      Associates, LLP.

George D. Clark, Jr., CFA [62]             1997     Partner, L. Roy Papp &                      NA                NA
Vice President                                      Associates, LLP.

Jeffrey N. Edwards, CFA [43]               1997     Partner, L. Roy Papp &                      NA                NA
Vice President                                      Associates, LLP.

Julie A. Hein, [39]                        1997     Partner, L. Roy Papp &                      NA                NA
Vice President and                                  Associates, LLP.
Assistant Treasurer

Jane E. Couperus, CFA [32]                 2001     Partner, L. Roy Papp &                      NA                NA
Vice President                                      Associates, LLP since 2001; prior
                                                    thereto, Associate, L. Roy Papp &
                                                    Associates, LLP since 1997.

John L. Stull, CFA [37]                    2001     Partner, L. Roy Papp &                      NA                NA
Vice President                                      Associates, LLP since 2001; prior
                                                    thereto, Associate, L. Roy Papp &
                                                    Associates, LLP since 1997 and
                                                    Financial Analyst, Finova Capital
                                                    Group.

Russell A. Biehl, [38]                     2001     Partner, L. Roy Papp &                      NA                NA
Vice President                                      Associates, LLP since 2001; prior
                                                    thereto, Associate, L. Roy Papp &
                                                    Associates, LLP since 1998 and
                                                    Portfolio Manager, Harris Trust
                                                    Bank.

                                       15

                                        DATE FIRST                                          NUMBER OF
                                        ELECTED OR                                     PORTFOLIOS IN FUND
 NAME, POSITION(S) AND AGE AT           APPOINTED  PRINCIPAL OCCUPATION(S) DURING      COMPLEX OVERSEEN BY      OTHER
    JANUARY 1, 2002                     TO OFFICE         PAST FIVE YEARS                     DIRECTOR       DIRECTORSHIPS
--------------------------------------------------------------------------------------------------------------------------
DIRECTORS WHO ARE INTERESTED PERSONS OF THE FUND:
L. Roy Papp,* [74]                        1997      Partner, L. Roy Papp &                     Five              None
Chairman and Director                               Associates, LLP.

Harry A. Papp, CFA *+  [47]               1997      Partner, L. Roy Papp &                     Five              None
President and Director                              Associates, LLP.

Robert L. Mueller,* [73]                  1997      Partner, L. Roy Papp &                     Five              None
Vice President, Secretary and                       Associates, LLP.
Director

Rosellen C. Papp, CFA *+ [47]             1997      Partner, L. Roy Papp &                     Five              None
Vice President, Treasurer and                       Associates, LLP.
Director

Bruce C. Williams, CFA * [48]             1997      Partner, L. Roy Papp &                     Five              None
Vice President and Director                         Associates, LLP.

DIRECTORS WHO ARE NOT INTERESTED PERSONS OF THE FUND:
James K. Ballinger, [50]                  1997      Director, Phoenix Art Museum               Five              None
Director

Amy S. Clague, [67]                       1997      Private investor since 2000;               Five              None
Director                                            prior thereto, Partner, Boyd and
                                                    Clague, bookkeeping services.

Carolyn P. O'Malley, [52]                 1997      Executive Director, Dorrance               Three             None
Director                                            Family Foundation since 2001;
                                                    prior thereto, Director, Desert
                                                    Botanical Garden.

------------------

* Messrs. L. Roy Papp, Harry A. Papp, Robert L. Mueller and Bruce C. Williams and Ms. Rosellen C. Papp are "interested persons" of the Funds, as defined in the Investment Company Act of 1940, because they are Partners of the Adviser.

+ Harry A. Papp is the son of L. Roy Papp and Rosellen C. Papp is the daughter-in-law of L. Roy Papp.
------------------


     The address of Messrs. L. Roy Papp, Harry A. Papp, Robert L. Mueller, Bruce
C. Williams and Ms. Rosellen C. Papp and each of the officers, is 6225 North 24th Street, Suite 150, Phoenix, Arizona 85016; the address of Mr. Ballinger is 322 W. Holly Street, Phoenix, Arizona 85003; the address of Mrs. Clague is 326 East Kaler Drive, Phoenix, Arizona 85020; and the address of Mrs. O'Malley is 4438 E. Camelback Road #155, Phoenix, Arizona 85018.

     The Statement of Additional Information includes additional information about the directors and officers. You may obtain a free copy of the Statement of Additional Information by calling toll-free (800) 421-4004.

     This report is submitted for the general information of the shareholders of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless it is accompanied or preceded by a currently effective prospectus of the Fund. No sales charge to the shareholder or to the new investor is made in offering the shares of the Fund.


                                       16